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EXHIBIT 10.54


                            ASSET PURCHASE AGREEMENT

         This Asset Purchase Agreement (this "AGREEMENT ")dated as of October 12, 2005, is by and between CooperVision International Holding Company, LP. ("COOPER"), a United Kingdom limited partnership, and Advanced Refractive Technologies Inc. ("ART" ), a Delaware corporation.

                                    RECITALS

         WHEREAS, ART has entered into a Settlement Agreement with Gebauer Medizintechnik GmbH ("Gebauer") in connection with the termination of ART as Gebauer's exclusive worldwide distributor; and

         WHEREAS, Cooper has entered into an agreement to be Gebauer as Gebauer's exclusive worldwide distributor; and

         WHEREAS, ART retains in inventory certain equipment and supplies purchased from Gebauer as set forth on EXHIBIT A (the "Assets"); and

         WHEREAS, ART desires to sell to Cooper, and Cooper desires to purchase from ART, the Assets.

         NOW, THEREFORE, in consideration of the foregoing, and the representations and warranties set forth below, the parties hereto agree as follows:

         1.       SALE OF THE ASSETS.


         (a) In consideration of the payment by Cooper to ART the amount of $ 395,732 ART hereby sells, conveys, transfers, grants, assigns and delivers to Cooper, free and clear of all Encumbrances, all right, title and interest in the Assets.

         (b) On even date herewith, ART will deliver, at ART's expense, all of the Assets in ART's physical possession to Cooper at 21062 Bake Parkway, #200, Lake Forest, California 92630.

         2.       REPRESENTATIONS OF ART.

         (a) ART has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated herein to be consummated by ART. This Agreement has been duly authorized, executed and delivered by ART and is a legal, valid and binding obligation of ART, enforceable against ART in accordance with its terms

         (b) ART has legal, marketable and valid title to all of the Assets. None of the Assets is subject to any security interest, pledge, lien, charge, adverse claim of ownership or use, restriction on transfer or other encumbrance of any kind or character. All of the Assets are in the good working condition and repair. As of the date hereof, each Asset is in the location set forth



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SE149279 7.6 on Exhibit A, Any Assets currently in the physical possession of a third party are and will be returnable to Cooper, at Cooper's request and without any payment, penalty or right of set off, upon no more than fifteen (15) days notice to such third party.

         3.       FURTHER ASSURANCES.

         (a) In accordance with the foregoing, ART hereby constitutes and appoints Cooper as ART's true and lawful attorney, with full power of substitution, in ART's name and stead, but on behalf and for the benefit of Cooper to demand and receive any and all of the Assets in accordance with the foregoing, and to give receipts and releases for and in respect of the same, and any part thereof, and from time to time to institute and prosecute in ART's name, or otherwise, for the benefit of Cooper, any and all proceedings at law, in equity or otherwise, which Cooper, and their respective successors and assigns, may deem proper for the collection or reduction to possession of any of the Assets or for the collection" and enforcement of any claim or right of any kind hereby sold, conveyed, transferred and assigned, or intended so to be, and to do all acts and things in relation to the Assets which Cooper shall deemed desirable, ART hereby declaring that the foregoing powers are coupled with an interest and are and shall be irrevocable by ART or by its dissolution or in any manner or for any reason whatsoever.

         (b) At any time and from time to time after the date hereof, at the request of Cooper, and without further consideration, ART shall execute and deliver such other documents, certificates and instruments of sale, transfer, conveyance, assignment and confirmation, and take such other action, as Cooper may reasonably request and as may be necessary or desirable in order to more effectively transfer, convey and assign to Cooper all of the Assets. This Agreement shall serve as the bill of sale of the Assets.

         4. [EPILIFT] TRADEMARK. To the extent that ART's [EpiLift] trademark (the "Trademark") appears on the Assets or on sales and marketing materials prepared prior to the date hereof, ART hereby grants a royalty-free license to Cooper to use the Trademark on such property until such removal can be affected or until such property is used and exhausted, but in no event more than 180 days after the Closing.

         5. RELEASE. ART, acting on its own behalf and on behalf of its directors and officers, hereby unconditionally releases and discharges Cooper, and its officers, directors, agents, successors and representatives, from any and all claims, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature, character and description, known and unknown, fixed or contingent, other than as to Cooper's specific obligations under this Agreement, which ART (or any person claiming through or on behalf of the ART) now owns or holds, or has at any time heretofore owned or held, against Cooper.

         6. WAIVER OF UNKNOWN CLAIMS. The parties hereby waive and relinquish all rights and benefits, if any, afforded by Section 1542 of the Civil Code of the State of California. The parties understand that the facts in respect of which the release made in this instrument is given may hereafter turn out to be other than or different from the facts in that connection now known or believed to be true; and the parties hereby accept and assume the risk of the facts turning out to be different and agree that this release shall be and remain in all respects effective and not subject to termination or rescission by virtue of any such difference in facts.

         Section 1542 of the Civil Code of the State of California reads as follows:



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         "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

         7. ADVICE; REPRESENTATION. ART acknowledges that it has obtained such advice, including advice from legal counsel, as he has deemed necessary and appropriate under the circumstances. ART is aware that under this Agreement it forgoes certain legal rights, and is willing to forego those rights in exchange for the settlement consideration described herein.

         8. AMENDMENT. This Agreement may be amended, modified or supplemented only by a written instrument executed by Cooper and ART.

         9. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction

         10. COUNTERPARTS. This Agreement may be executed in one or more counterparts for the convenience of the parties hereto, all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]


         IN WITNESS WHEREOF, Cooper and ART have executed this Subscription Agreement as of the day and year first above written.




                                        ADVANCED REFRACTIVE
                                        TECHNOLOGIES INC.
                                        a Delaware Corporation

                                        By: /s/ Randal A. Bailey
                                        ------------------------
                                        Name: Randal A Bailey
                                        Title: President, CEO


                                        COOPERVISION INTERNATIONAL
                                        HOLDING COMPANY, LP
                                        a United Kingdom limited partnership

                                        By: /s/ C Skinner
                                        -----------------
                                        Name: C Skinner
                                        Title: Director


                                            SIGNATURE PAGE TO
                                       CVI-ART PURCHASE AGREEMENT



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
                                   EXHIBIT A

NAME                          SERIAL NUMBER         LOCATION                                     UNIT     PRICE PER UNIT     TOTAL
Reed Noble                    04-3002-072           San Juan Capistrano, CA                         I            $ 16,800
Tom Gregory                   04-3002-102           Dallas, Texas                                   1            $ 16,800
Tom Ferguson                  04-3002-076           New Orleans, LA                                 1            $ 16,800
Pat King                      04-3101-011           Chicago, IL                                     I            $816,800
Jerry St. Pierre              04-3002-012           Virginia                                        1            $516,800
Mike Grey                     04-3002-073           St. Simons, GA                                  I            $516,800
Di Webb - Dr Marshall         04-3002-066           London, England                                 1            $516,800
TLC Laser Eye Center          04-3101-016           Charlotte, NC                                   1            $ 16,800
TLC of Tulsa                  04-3101-017           Tulsa, OK                                       1            $ 16,800
Dr Azar                       04-3002-039           Mass. Eye and Ear Infirmary, Boston, MA         1            $ 16,800
Dr. Assil                     04-3002-077           Assil Eye Institute, Santa Monica, CA           I            $ 16,800
Dr. Koch                      04-3002-090           Cullen Eye Institute, Houston, TX               1            $ 16,800
Dr.Claringbold                04-3002-105           Mid Michigan Physicians Group                   1            $516,800
Dr. Kruger                    04-3002-029           Cole Eye Institute, Cleveland, Ohio             1            $16,800
Dr. Terry O'Brien             04-3002-122           Wilmer Institute, Baltimore, MD                 1            $516,800
In House - Combo unit         04-3002-101           ART, San Clemente, CA                           1            $516,800
In House -                    04-3101-019           ART, San Clemente, CA                           1            $ 16,800
In House -                    04-3101-018           ART, San Clemente, CA                           1            $ 16,800
Wills Eye                     04-3101-021           Philadelphia, Pa                                1            $ 16,800
In House Combo Unit           TBD                   ART, San Clemente, CA                           1                N/C
Bascom Palmer Eye             TBD                   Florida                                         1            $516,800


SUBTOTAL. UNITS                                                                                                             $336,000



Epi Heads - 1.2                                     ART, San Clemente, CA                                       $2,428      $ 29,130
Suction Rings - 31                                  ART, San Clemente, CA                                         $342      $510,602
Metal bands - 21                                    ART, San Clemente, CA                                            N/C
Tubing -24 boxes                                    ART, San Clemente, CA                                            N/C
Other accessories tbd                               ART, San Clemente, CA                                            N/C

                                                    TOTAL                                                                   $375,732

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